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                                                                 EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-72767) of our report dated August 21, 1997, appearing on page F-3 of Mannatech, Incorporated's Annual Report on Form 10-K for the year ended December 31, 1998.



/s/ Belew Averitt LLP
------------------------------------
Belew Averitt LLP



Dallas, Texas
March 31, 1999